UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 23, 2009

First Financial Northwest, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-3365	26-0610707
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

201 Wells Avenue South
Renton, Washington 98057
(Address of principal executive offices and zip code)

(425) 255-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On July 23, 2009, First Financial Northwest, Inc. issued its earnings release for the quarter ended June 30, 2009. A copy of the earnings release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

99.1           Press Release dated July 23, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST FINANCIAL NORTHWEST, INC.

DATE: July 23, 2009	By:	/s/Kari Stenslie
Kari Stenslie
Chief Financial Officer